Fees Summary	Nov. 19, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 599,278,500
Previously Paid Amount	0
Total Fee Amount	91,749.54
Total Offset Amount	0
Net Fee	$ 91,749.54